Offerings - Offering: 1	Aug. 19, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	2,597
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 2,597,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 397.60
Offering Note	Fee per Rule 457(r)